Exhibit 10.5

JOINDER TO MULTIPARTY GUARANTY

JOINDER, dated as of June 30, 2015, (this “Joinder”), to the Multiparty Guaranty set forth as Section 21 (as amended or otherwise modified from time to time, the “Multiparty Guaranty”) to that certain Amended and Restated Note Purchase and Private Shelf Agreement, dated as of November 3, 2011 (as amended or otherwise modified from time to time, the “Agreement”), executed by Digital Realty Trust, L.P. (the “Company”), the Guarantors party thereto, and the Purchasers party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.
1.Pursuant to the Multiparty Guaranty, certain obligations owing by the Company to the holders of Notes under the Agreement and evidenced by the Notes (together with their respective permitted transferees with respect to the Notes and other Transaction Documents, the “Beneficiaries”) are guaranteed by the Guarantors.
2.The undersigned Subsidiary of the Company (the “Additional Guarantor”) is executing this Joinder in accordance with the requirements of Section 21.7 of the Multiparty Guaranty.
3.The Additional Guarantor by its signature below becomes a Guarantor under the Multiparty Guaranty and the other provisions of the Agreement with the same force and effect as if originally named therein as a Guarantor and the Additional Guarantor hereby (a) agrees to all the terms and provisions of the Agreement applicable to it as a Guarantor thereunder, and (b) represents and warrants that the representations and warranties made by it as a Guarantor set forth in Section 5 of the Agreement are true and correct on and as of the date hereof. Each reference to a Guarantor in the Multiparty Guaranty and the other provisions of the Agreement shall be deemed to include the Additional Guarantor. The Multiparty Guaranty and the other provisions of the Agreement are hereby incorporated herein by reference.
4.The Additional Guarantor represents and warrants to the Beneficiaries that this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
5.This Joinder may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page to this Joinder by facsimile or electronic transmission shall be as effective as delivery of a manually-signed original thereof.
6.Except as expressly modified hereby, the Multiparty Guaranty and the other provisions of the Agreement shall remain in full force and effect.
7.Any provision of this Joinder that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
8.This Joinder shall be construed and enforced in accordance with, and the rights of the Additional Guarantor and the Beneficiaries shall be governed by, the internal laws of the State of New York, excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.
9.All communications and notices hereunder to the Additional Guarantor shall be given to it at the address set forth under its signature below.

Exhibit 10.5

IN WITNESS WHEREOF, the Additional Guarantor has executed this Joinder by its duly authorized officer as of the day and year first above written.

DIGITAL EAST CORNELL, LLC,
a Delaware limited liability company

By: Digital Realty Trust, L.P.,
its member

By: Digital Realty Trust, Inc.,
its general partner

By: /s/ Matt Mercier
Name: Matt Mercier
Title: Senior Vice President, Finance

Address: c/o Digital Realty Trust, L.P.
Four Embarcadero Center, Suite 3200
San Francisco, CA 94111
Attn: Monica Lim
Director, Capital Markets
Facsimile: (415) 520-9224